UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2018

ProPetro Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1706 S. Midkiff, Bldg. B Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

(432) 688-0012
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR230.405) of Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On February 22, 2018, ProPetro Holding Corp. (the “Company,” “we,” “us,” “our” and similar terms) and ProPetro Services, Inc. (the “Borrower”) entered into that certain Amendment No. 1 (the “Amendment”) with the incremental lenders party thereto, the other lenders party thereto, and Barclays Bank PLC, in its capacity as administrative agent for the Lenders (the “Administrative Agent”). This Amendment amends that certain Credit Agreement dated as of March 22, 2017 (the “Credit Agreement”) entered into among us, the Borrower, the institutions from time to time party thereto as lenders (the “Lenders”), the Administrative Agent, and the other parties named therein. Pursuant to the Amendment, amongst other things, the revolving credit commitments available under the Credit Agreement have been increased by an aggregate principal amount of $50.0 million. Except as expressly amended by the Amendment, all terms and provisions of the Credit Agreement and all other loan documents remain in full force and effect and are ratified and confirmed by the Amendment.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment provided under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 8.01    Other Events.

On February 27, 2018, the Company issued a press release announcing the Amendment and the expansion of its pressure pumping fleet. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. None of the information furnished in Item 8.01 or Exhibit 99.1 hereto shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1
Amendment No. 1 to Credit Agreement, dated as of February 22, 2018 by and among ProPetro Holding Corp., ProPetro Services, Inc., the Incremental Lenders therein, the Required Lenders and Barclays Bank PLC, as Administrative Agent for the Lenders.

99.1	Press Release dated February 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2018

PROPETRO HOLDING CORP.

/s/ Mark Howell
Mark Howell General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1
Amendment No. 1 to Credit Agreement, dated as of February 22, 2018 by and among ProPetro Holding Corp., ProPetro Services, Inc., the Incremental Lenders therein, the Required Lenders and Barclays Bank PLC, as Administrative Agent for the Lenders.

99.1	Press Release dated February 27, 2018.